UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

ECB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland 001-41456 88-1502079

(State or other jurisdiction of (Commission (IRS Employer

incorporation or organization) File Number) Identification No.)

419 Broadway, Everett, Massachusetts 02149

(Address of principal executive offices) (Zip Code)

(617) 387-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ECBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2023, the stockholders of ECB Bancorp, Inc. (the “Company”) approved the ECB Bancorp, Inc. 2023 Equity Incentive Plan (the “Plan”). A description of the material terms of the Plan is included in the definitive proxy statement for the Company’s 2023 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on July 28, 2023. A copy of the Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on September 7, 2023. The final results of the vote for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.
The following individuals were elected as directors, each for a three-year term or until their successors are duly elected and qualified, by the following vote:

	FOR	WITHHELD
Joseph Sachetta	4,929,773	266,697
Susan Sgroi	4,961,825	234,645

There were 1,630,437 broker non-votes on the proposal.

2.
The ECB Bancorp, Inc. 2023 Equity Incentive Plan was approved by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
5,042,110	146,816	7,544

There were 1,630,437 broker non-votes on the proposal.

3.
The appointment of Baker Newman & Noyes LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
6,791,293	13,993	21,621

There were no broker non-votes on the proposal.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Number Description

10.1 ECB Bancorp, Inc. 2023 Equity Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 28, 2023 (File No. 001-41456))

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.

Date: September 8, 2023 By: /s/ John A. Citrano

John A. Citrano

Executive Vice President, Chief Operating Officer

and Chief Financial Officer